AMG Funds
AMG SouthernSun Small Cap Fund

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you call (888) 227-9349 toll-free to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free (877) 864-5057 Monday through Friday 9 a.m. to 11 p.m. Eastern time

CONTROL NUMBER **12345678910**

SHAREHOLDER'S REGISTRATION PRINTED HERE

*****BOXES FOR TYPSET PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS.

AMG FUNDS

AMG SOUTHERNSUN SMALL CAP FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 21, 2021

The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Thomas G. Disbrow, Mark J. Duggan and Maureen A. Meredith proxies, each with full power of substitution, to vote at the joint Special Meeting of Shareholders and at any adjournments or postponements thereof (the "Meeting") of AMG SouthernSun Small Cap Fund (the "Fund") (the shares of beneficial interest of the Fund, the "Shares") to be held on January 21, 2021 at 3:00 p.m. Eastern Time, or at any adjournments or postponements thereof, upon the Proposal described in the Notice of Joint Special Meeting and accompanying Proxy Statement, which have been received by the undersigned. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

If you wish to attend the Meeting, please register by sending an email to attendameeting@astfinancial.com and provide us with your full name and address in order to receive the conference call dial-in information. Please use the email subject line "AMG SouthernSun Funds", and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to call into the Meeting. We encourage you to vote your shares prior to the Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (877) 864-5057. Representatives are available to assist you Monday through Friday 9 a.m. to 11 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:
The Notice of Joint Special Meeting and Proxy Statement are available at
https://vote.proxyonline.com/AMG/docs/SouthernSun.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

AMG SOUTHERNSUN SMALL CAP FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees of AMG Funds (the "Trust"), and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by attending and voting at the Meeting.

After careful consideration, the Trust's Board of Trustees unanimously recommends that shareholders vote "FOR" the proposal.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS: Example ●

PROPOSAL:	FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Reorganization providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the AMG SouthernSun Small Cap Fund (the "Target Small Cap Fund") by the SouthernSun Small Cap Fund (the "Acquiring Small Cap Fund"), a newly created series of The Advisors' Inner Circle Fund III, in exchange for Class N Shares and Class I Shares of the Acquiring Small Cap Fund; (b) the distribution of such shares to the shareholders of Class N Shares and Class I Shares, respectively, of the Target Small Cap Fund; and (c) the liquidation and termination of the Target Small Cap Fund.	O	O	O

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

AMG Funds
AMG SouthernSun U.S. Equity Fund

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you call (888) 227-9349 toll-free to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free (877) 864-5057 Monday through Friday 9 a.m. to 11 p.m. Eastern time

SHAREHOLDER'S REGISTRATION PRINTED HERE

****BOXES FOR TYPSET PURPOSES ONLY****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS.

CONTROL NUMBER **123456789101**

AMG FUNDS
AMG SOUTHERNSUN U.S. EQUITY FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 21, 2021

The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Thomas G. Disbrow, Mark J. Duggan and Maureen A. Meredith proxies, each with full power of substitution, to vote at the joint Special Meeting of Shareholders and at any adjournments or postponements thereof (the "Meeting") of AMG SouthernSun U.S. Equity Fund (the "Fund") (the shares of beneficial interest of the Fund, the "Shares") to be held on January 21, 2021 at 3:00 p.m. Eastern Time, or at any adjournments or postponements thereof, upon the Proposal described in the Notice of Joint Special Meeting and accompanying Proxy Statement, which have been received by the undersigned. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

If you wish to attend the Meeting, please register by sending an email to attendameeting@astfinancial.com and provide us with your full name and address in order to receive the conference call dial-in information. Please use the email subject line "AMG SouthernSun Funds", and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to call into the Meeting. We encourage you to vote your shares prior to the Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (877) 864-5057. Representatives are available to assist you Monday through Friday 9 a.m. to 11 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:
The Notice of Joint Special Meeting and Proxy Statement are available at https://vote.proxyonline.com/AMG/docs/SouthernSun.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

AMG SOUTHERNSUN U.S. EQUITY FUND

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees of AMG Funds (the "Trust"), and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by attending and voting at the Meeting.

After careful consideration, the Trust's Board of Trustees unanimously recommends that shareholders vote "FOR" the proposal.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS: Example ●

PROPOSAL:	**FOR**	**AGAINST**	**ABSTAIN**
1. To approve an Agreement and Plan of Reorganization providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the AMG SouthernSun U.S. Equity Fund (the "Target U.S. Equity Fund") by the SouthernSun U.S. Equity Fund (the "Acquiring U.S. Equity Fund"), a newly created series of The Advisors' Inner Circle Fund III, in exchange for Class N Shares and Class I Shares of the Acquiring U.S. Equity Fund; (b) the distribution of such shares to the shareholders of Class N Shares and Class I Shares, respectively, of the Target U.S. Equity Fund; and (c) the liquidation and termination of the Target U.S. Equity Fund.	O	O	O

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]